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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 7, 1996 included in the Proxy Statement of American Dental Technologies, Inc. ("ADT") that is made part of the Registration Statement (Form S-4) and Prospectus of ADT for the registration of up to 11,881,856 shares of its common stock.


                                               Ernst & Young LLP


Detroit, Michigan
June  21, 1996